UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 30, 2023

ENLINK MIDSTREAM, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-36336	46-4108528
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1722 ROUTH STREET, SUITE 1300 DALLAS, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 953-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Symbol	Name of Exchange on which Registered
Common Units Representing Limited Liability Company Interests	ENLC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company            ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01	Other Events.

On March 30, 2023, EnLink Midstream, LLC (“ENLC”) issued a press release announcing its proposed offering of $300.0 million aggregate principal amount of ENLC’s 6.500% senior notes due 2030 (the “Additional Notes”) pursuant to Rule 144A of the Securities Act of 1933, as amended. The Additional Notes are being offered as an additional issue of EnLink’s existing $700.0 million aggregate principal amount of 6.500% senior notes due 2030 that EnLink issued on August 31, 2022 (the “Initial Notes”). The Additional Notes will be issued under the same indenture as the Initial Notes, will be treated as a single class of debt securities with the Initial Notes and will have the same terms, other than the issue date and offering price. Like the Initial Notes, the Additional Notes will be guaranteed by EnLink Midstream Partners, LP, a subsidiary of ENLC. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Also on March 30, 2023, ENLC issued a press release announcing the pricing of the offering of $300.0 million aggregate principal amount of its 6.500% senior notes due 2030. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Neither this Current Report on Form 8-K nor the press releases attached as exhibits hereto shall constitute an offer to sell or the solicitation of an offer to buy any security, including the Additional Notes and related guarantee, nor shall there be any sale of the Additional Notes and the related guarantee in any jurisdiction in which such an offer, solicitation, or sale would be unlawful prior to registration, qualification, or exemption under the securities laws of any such jurisdiction.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated March 30, 2023, announcing commencement of the Offering.
99.2	Press Release, dated March 30, 2023, announcing pricing of the Offering.
104	Cover Page Interactive Data File, formatted as inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENLINK MIDSTREAM, LLC

	By:	EnLink Midstream Manager, LLC, its Managing Member

Date: March 30, 2023	By:	/s/ Benjamin D. Lamb
Benjamin D. Lamb
Executive Vice President and Chief Financial Officer

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